EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the Mortgage Pool as of the Subsequent Cut-off Date and the term Cut-off Date as used in this Exhibit 99.1 means May 1, 2005 or June 1, 2005, as applicable.

The Mortgage Loans consist of approximately 4,115 Mortgage Loans with a Cut-off Date Principal Balance of approximately $518,128,502.79.

All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first liens or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, planned unit developments, manufactured housing, townhouses and condominium units (each, a “Mortgaged Property”). Approximately 92.10% of the Mortgage Loans are secured by first liens on the related mortgaged properties and approximately 7.90% of the Mortgage Loans are secured by second liens on the related mortgaged properties.

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 85.60% of the Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Mortgage Loans”) and approximately 14.40% of the Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Mortgage Loans”).

Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the mortgage rate (the “Mortgage Rate”) thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, (i) the first adjustment of the rates for approximately 87.08% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 11.71% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.85% of the adjustable-rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each adjustable-rate Mortgage Loan having any such two year, three year or five year initial fixed period, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for substantially all of the adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.474% per annum and a weighted average Periodic Rate Cap of approximately 1.184% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 21.94% of the Mortgage Loans require the borrowers to make monthly payments of accrued interest only generally for the first two, three or five years following origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 68.79% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between one year and five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 88.17% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the related Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicers with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicers with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision’s ruling does not retroactively affect loans originated before July 1, 2003. See “Material Legal Aspects of Mortgage Loans—Prepayment Charge; Late Fees” in the prospectus.

The Index. The index with respect to the adjustable-rate Mortgage Loans is the average of interbank offered rates for six-month or one-year U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published by the Western Edition of The Wall Street Journal (“Six Month LIBOR,” “One-Year LIBOR” or the “Index”). If the Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 56.02% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of second lien Mortgage Loans) at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratios in the case of second lien Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 83.91%. There can be no assurance that the loan-to-value ratio or combined loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio or combined loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios or combined loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Approximately 84.64% of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 342 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to March 2004 or after May 2005, or has a remaining term to maturity of less than 114 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is April 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $126,316. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $125,912. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $750,000 or less than approximately $4,342.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.000% per annum and not more than 15.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.555% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.250% per annum to 11.150% per annum, Minimum Mortgage Rates ranging from 4.000% per annum to 12.125% per annum and Maximum Mortgage Rates ranging from 10.000% per annum to 19.125% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.314% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.186% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.185% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in March 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 21 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Originator of the Mortgage Loans

Originator	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Centex	2,225	$282,102,496.22	54.45%
Meritage	1,149	135,778,141.91	26.21
NovaStar	514	76,249,521.64	14.72
CIT	215	23,220,099.74	4.48
ResMAE	11	548,743.28	0.11
Accredited	1	229,500.00	0.04
Total	4,115	$518,128,502.79	100.00%

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 100,000	2,143	$111,709,857.86	21.56%
100,001 - 125,000	421	47,231,904.27	9.12
125,001 - 150,000	343	47,092,818.43	9.09
150,001 - 175,000	245	39,776,918.60	7.68
175,001 - 200,000	186	34,977,976.73	6.75
200,001 - 225,000	125	26,585,242.94	5.13
225,001 - 250,000	134	31,787,485.73	6.14
250,001 - 275,000	95	24,951,357.21	4.82
275,001 - 300,000	83	23,950,331.25	4.62
300,001 - 350,000	147	47,710,753.37	9.21
350,001 - 400,000	85	31,614,212.27	6.10
400,001 - 450,000	57	24,058,594.08	4.64
450,001 - 500,000	30	14,279,735.04	2.76
500,001 - 600,000	13	7,061,470.74	1.36
600,001 - 700,000	6	3,849,844.27	0.74
700,001 - 750,000	2	1,490,000.00	0.29
Total	4,115	$518,128,502.79	100.00%

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(1)	The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $125,912.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	5	$212,416.75	0.04%
454- 475	2	112,656.78	0.02
476- 500	8	739,374.37	0.14
501- 525	154	18,990,247.17	3.67
526- 550	378	51,138,873.04	9.87
551- 575	544	72,805,078.95	14.05
576- 600	532	65,645,810.50	12.67
601- 625	692	81,049,909.17	15.64
626- 650	718	87,608,073.85	16.91
651- 675	523	69,505,465.17	13.41
676- 700	270	33,053,813.36	6.38
701- 725	151	19,953,285.47	3.85
726- 750	72	9,799,400.34	1.89
751- 775	45	5,297,962.61	1.02
776- 800	17	1,540,917.09	0.30
801- 817	4	675,218.17	0.13
Total	4,115	$518,128,502.79	100.00%

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(1)	The weighted average credit score of the Mortgage Loans that had credit scores as of the Cut-off Date was approximately 615.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	3	$188,117.59	0.04%
160	1	39,919.72	0.01
180	684	30,775,794.18	5.94
181	1	49,218.16	0.01
222	1	228,976.85	0.04
240	429	13,232,811.79	2.55
300	4	689,597.18	0.13
360	2,992	472,924,067.32	91.28
Total	4,115	$518,128,502.79	100.00%

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(1)	The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 346 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
114- 114	1	$48,838.39	0.01%
115- 117	1	77,857.74	0.02
118- 120	1	61,421.46	0.01
154- 156	1	39,919.72	0.01
166- 168	1	70,039.00	0.01
169- 171	5	178,212.72	0.03
172- 174	79	3,232,004.70	0.62
175- 177	194	9,680,010.11	1.87
178- 180	406	17,664,745.81	3.41
217- 219	1	228,976.85	0.04
226- 228	1	21,242.02	0.00
229- 231	25	1,108,504.90	0.21
232- 234	170	4,707,801.86	0.91
235- 237	221	7,125,647.76	1.38
238- 240	12	269,615.25	0.05
289- 291	1	72,798.59	0.01
292- 294	2	600,245.12	0.12
295- 297	1	16,553.47	0.00
343- 345	1	67,149.64	0.01
346- 348	3	378,669.76	0.07
349- 350	54	8,992,512.84	1.74
351- 351	30	5,251,988.73	1.01
352- 352	204	29,735,027.97	5.74
353- 353	246	37,888,557.39	7.31
354- 354	302	48,981,549.67	9.45
355- 355	424	72,733,333.02	14.04
356- 356	545	79,724,439.35	15.39
357- 357	119	22,073,071.85	4.26
358- 358	978	156,218,399.46	30.15
359- 359	86	10,879,367.64	2.10
Total	4,115	$518,128,502.79	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 342 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	3,204	$389,147,693.34	75.11%
Planned Unit Development	521	75,000,072.95	14.48
Two- to Four-Family	189	26,476,516.09	5.11
Condominium	164	22,520,343.84	4.35
Townhouse	29	4,067,516.37	0.79
Manufactured Housing	8	916,360.20	0.18
Total	4,115	$518,128,502.79	100.00%

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	3,968	$502,468,412.56	96.98%
Investor	126	12,053,139.80	2.33
Second Home	21	3,606,950.43	0.70
Total	4,115	$518,128,502.79	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	1,779	$258,444,208.60	49.88%
Purchase	2,017	211,100,732.08	40.74
Rate/Term Refinance	258	41,787,141.57	8.07
Home Improvement	58	6,262,397.71	1.21
Debt Consolidation	3	534,022.83	0.10
Total	4,115	$518,128,502.79	100.00%

Combined Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than or equal to 50.00	92	$9,156,138.38	1.77%
50.01- 55.00	35	4,602,208.16	0.89
55.01- 60.00	49	5,248,039.67	1.01
60.01- 65.00	61	9,163,196.38	1.77
65.01- 70.00	121	20,170,133.24	3.89
70.01- 75.00	178	27,824,253.25	5.37
75.01- 80.00	956	151,716,011.58	29.28
80.01- 85.00	401	66,943,576.29	12.92
85.01- 90.00	601	95,700,328.44	18.47
90.01- 95.00	330	48,592,502.09	9.38
95.01- 100.00	1,291	79,012,115.31	15.25
Total	4,115	$518,128,502.79	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 83.91%.
(2)	For a description of the determination of loan-to-value ratio by the Originators see “The Originators” herein.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	19	$1,449,954.60	0.28%
Arizona	175	21,337,307.15	4.12
Arkansas	18	2,200,654.27	0.42
California	533	124,585,010.21	24.05
Colorado	90	12,359,020.13	2.39
Connecticut	36	5,679,463.89	1.10
Delaware	16	1,895,886.07	0.37
District of Columbia	3	858,177.68	0.17
Florida	379	49,845,707.81	9.62
Georgia	127	14,716,746.68	2.84
Idaho	41	3,530,680.57	0.68
Illinois	71	6,762,275.03	1.31
Indiana	117	8,563,079.47	1.65
Iowa	38	2,574,415.76	0.50
Kansas	44	2,487,933.38	0.48
Kentucky	42	3,472,094.61	0.67
Louisiana	58	5,690,754.90	1.10
Maine	9	1,336,498.44	0.26
Maryland	70	10,914,223.60	2.11
Massachusetts	87	16,317,643.16	3.15
Michigan	143	14,196,113.81	2.74
Minnesota	24	2,925,664.74	0.56
Mississippi	30	1,614,837.47	0.31
Missouri	116	8,346,550.70	1.61
Montana	15	1,940,247.69	0.37
Nebraska	23	1,908,067.01	0.37
Nevada	79	12,861,376.83	2.48
New Hampshire	18	3,282,690.34	0.63
New Jersey	87	13,857,990.92	2.67
New Mexico	45	3,998,675.27	0.77
New York	90	15,769,192.95	3.04
North Carolina	116	11,931,371.95	2.30
Ohio	144	12,569,324.58	2.43
Oklahoma	78	4,377,644.32	0.84
Oregon	92	11,309,346.13	2.18
Pennsylvania	157	15,152,784.35	2.92
Rhode Island	16	1,781,837.93	0.34
South Carolina	47	3,992,904.46	0.77
South Dakota	7	447,183.01	0.09
Tennessee	97	6,466,159.48	1.25
Texas	403	33,671,704.61	6.50
Utah	61	5,560,247.54	1.07
Vermont	3	362,596.18	0.07
Virginia	79	12,266,882.06	2.37
Washington	127	16,809,992.12	3.24
West Virginia	18	1,744,129.71	0.34
Wisconsin	24	2,051,948.18	0.40
Wyoming	3	353,511.04	0.07
Total	4,115	$518,128,502.79	100.00%

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(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 1.16% in the 92563 ZIP Code.

Documentation Levels of the Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	2,521	$281,265,417.45	54.28%
No Income Verification	800	115,349,967.65	22.26
Stated Documentation	390	58,009,115.91	11.20
Limited Documentation	297	47,741,771.82	9.21
No Documentation	107	15,762,229.96	3.04
Total	4,115	$518,128,502.79	100.00%

___________________

(1)	For a description of each Documentation Level, see “The Originators” herein.

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.000- 4.000	2	$348,518.40	0.07%
4.001- 5.000	11	2,534,044.12	0.49
5.001- 6.000	388	81,300,226.82	15.69
6.001- 7.000	805	156,332,645.14	30.17
7.001- 8.000	862	128,008,339.14	24.71
8.001- 9.000	623	69,784,468.20	13.47
9.001- 10.000	519	39,255,747.39	7.58
10.001- 11.000	412	21,590,915.34	4.17
11.001- 12.000	350	13,856,969.40	2.67
12.001- 13.000	90	3,411,554.94	0.66
13.001- 14.000	21	836,719.30	0.16
14.001- 15.000	28	767,040.34	0.15
15.001- 15.990	4	101,314.26	0.02
Total	4,115	$518,128,502.79	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.555 % per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.250- 3.000	17	$2,928,623.28	0.66%
3.001- 4.000	2	599,224.60	0.14
4.001- 5.000	262	56,428,443.81	12.72
5.001- 6.000	763	145,290,561.84	32.76
6.001- 7.000	851	126,914,808.59	28.61
7.001- 8.000	435	63,496,297.17	14.32
8.001- 9.000	258	32,695,512.17	7.37
9.001- 10.000	134	12,866,140.84	2.90
10.001- 11.000	33	2,197,689.31	0.50
11.001- 11.150	3	123,145.92	0.03
Total	2,758	$443,540,447.53	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.314% per annum.

Next Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Next Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
July 2005	2	$728,093.99	0.16%
October 2005	2	554,389.41	0.12
November 2005	1	274,849.77	0.06
February 2006	1	67,149.64	0.02
May 2006	1	104,267.56	0.02
June 2006	10	1,799,095.85	0.41
July 2006	13	2,023,336.60	0.46
August 2006	13	2,116,103.35	0.48
September 2006	159	23,607,995.83	5.32
October 2006	165	25,716,389.17	5.80
November 2006	220	36,544,426.33	8.24
December 2006	322	57,799,706.21	13.03
January 2007	423	65,610,581.53	14.79
February 2007	96	17,910,391.83	4.04
March 2007	517	83,937,647.07	18.92
April 2007	447	69,018,858.00	15.56
May 2007	1	124,898.35	0.03
June 2007	8	1,516,598.58	0.34
July 2007	12	1,997,886.88	0.45
August 2007	10	1,841,581.13	0.42
September 2007	32	3,953,417.18	0.89
October 2007	70	10,268,037.66	2.32
November 2007	54	8,380,294.75	1.89
December 2007	70	11,222,144.42	2.53
January 2008	64	8,716,049.25	1.97
February 2008	3	746,500.00	0.17
March 2008	12	1,793,709.48	0.40
April 2008	8	1,378,690.67	0.31
November 2009	1	105,498.33	0.02
December 2009	2	382,767.44	0.09
January 2010	17	2,707,091.27	0.61
March 2010	2	592,000.00	0.13
Total	2,758	$443,540,447.53	100.00%

___________________

(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 21 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.000- 10.000	2	$348,518.40	0.08%
10.001- 11.000	7	1,321,008.04	0.30
11.001- 12.000	13	2,689,815.20	0.61
12.001- 13.000	410	83,742,002.60	18.88
13.001- 14.000	797	150,293,608.94	33.88
14.001- 15.000	734	113,449,743.27	25.58
15.001- 16.000	428	54,349,057.92	12.25
16.001- 17.000	236	26,722,406.22	6.02
17.001- 18.000	106	9,081,416.64	2.05
18.001- 19.000	24	1,497,909.85	0.34
19.001- 19.125	1	44,960.45	0.01
Total	2,758	$443,540,447.53	100.00%

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(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.185% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.000- 4.000	2	$348,518.40	0.08%
4.001- 5.000	9	2,191,938.79	0.49
5.001- 6.000	450	87,844,755.81	19.81
6.001- 7.000	787	148,737,697.54	33.53
7.001- 8.000	704	110,457,492.94	24.90
8.001- 9.000	433	55,843,790.50	12.59
9.001- 10.000	242	27,443,232.81	6.19
10.001- 11.000	106	9,130,150.44	2.06
11.001- 12.000	24	1,497,909.85	0.34
12.001- 12.125	1	44,960.45	0.01
Total	2,758	$443,540,447.53	100.00%

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(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.186% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	6	$1,672,016.52	0.38%
1.500	3	752,957.42	0.17
2.000	1,310	228,888,766.00	51.60
3.000	1,439	212,226,707.59	47.85
Total	2,758	$443,540,447.53	100.00%

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(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	1,848	$284,682,534.78	64.18%
1.500	886	154,371,803.85	34.80
2.000	24	4,486,108.90	1.01
Total	2,758	$443,540,447.53	100.00%

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(1)	Relates to all rate adjustments subsequent to initial rate adjustments.